UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2016

EPIRUS BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51171	04-3514457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Boylston Street

Eighth Floor

Boston, MA 02116

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 600-3497

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 15, 2016, EPIRUS Biopharmaceuticals, Inc. (the “Company”) announced its financial results for the quarter and year ended December 31, 2015 and provided a business update. The full text of the press release issued by the Company on March 15, 2016 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1                        Press Release of EPIRUS Biopharmaceuticals, Inc. dated March 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIRUS BIOPHARMACEUTICALS, INC.

	By:	/s/ Amit Munshi
	Name:	Amit Munshi
	Title:	President and Chief Executive Officer

Date: March 15, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of EPIRUS Biopharmaceuticals, Inc. dated March 15, 2016